SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities
         Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [  ]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement
[  ]  Definitive Proxy statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material pursuant to Rule 14a-11(c) or rule 14a-
      12

     (Name of Registrant as Specified in Its Charter)


     (Name of Person(s) Filing Proxy Statement

Payment of Filing Fee (Check the appropriate box):

[  ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
      14a-6(j)(2).

[  ]  $500 per each party to the controversy pursuant to Exchange
      Act Rule 14a-6(i)(4) and 0-11

     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3)  Per unit price or other underlying value of transaction
     computed pursuant to Exchange Act Rule 0-11:   1

     4)  Proposed maximum aggregate value of transaction:

[  ]  Check box if any part of the fee as provided by Exchange
Act rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

    1 Set forth the amount on which the filing fee is calculated and state how it was determined.
[GOULDSPUMPSLOGO]

March 31, 1994

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 4, 1994

To the Stockholders of Goulds Pumps, Incorporated:
Please Take Notice that the Annual Meeting of the Stockholders of Goulds Pumps, Incorporated will be held at the Holiday Inn, Seneca Falls, New York (1/4 mile north of the intersection of NY 414 and US 20, midway between Seneca Falls and Waterloo, New
York) on Wednesday, May 4, 1994, at ten o'clock A.M., E.D.T., for the following purposes:

1.  To elect ten Directors.
2. To act on a proposal to approve the 1994 Incentive Plan to Increase Stockholder Value.
3. To act on a proposal to approve the 1994 Incentive Plan for Non-Employee Directors.
4. To ratify the appointment of Deloitte & Touche as independent certified public accountants for 1994.
5. To transact such other business as may properly come before the meeting or any adjournment thereof.

All of the above items are more fully described in the attached
Proxy Statement. Only holders of stock of record at the close of business on March 8, 1994 will be entitled to notice of and to vote at the meeting.

By Order of the Board of Directors
Eugene B. Bradshaw
 Secretary

The Board of Directors will appreciate your marking, signing and returning promptly the accompanying proxy card, no matter how large or how small your holdings may be.



 [LOGO]
PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS, MAY 4, 1994
The accompanying form of proxy is solicited by the Board of Directors for use at the Annual Meeting of Stockholders of Goulds Pumps, Incorporated, 240 Fall Street, Seneca Falls, New York 13148 (Corporation or Company), to be held at the time and place stated in the Notice of Meeting which accompanies this Proxy Statement. Solicitation of proxies by mail is expected to commence on March 31, 1994. The shares represented by the proxies received prior to the vote will be voted FOR the election of Directors as set forth herein (unless authority to vote is withheld), FOR the approval of the 1994 Incentive Plan to Increase Stockholder Value, FOR the approval of the 1994 Incentive Plan for Non-Employee Directors and FOR the ratification of the appointment of Deloitte & Touche as auditors for the year 1994, unless specific instructions to the contrary are given or an abstention from voting is indicated by the stockholder. The enclosed form of proxy is revocable at any time prior to the exercise thereof.

The Company has one class of stock outstanding, its common stock, and the holders of record at the close of business on March 8, 1994 are entitled to vote at the meeting. On the record date, there were 21,173,269 shares of common stock outstanding, and each share entitles the holder to one vote on each matter to come before the meeting.

One-third of the outstanding shares will constitute a quorum at the meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum at the meeting. Abstentions are counted as present in tabulations of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted as present. Accordingly, abstentions will have the effect of a negative vote on the proposals to approve the 1994 Incentive Plan to Increase Stockholder Value and to approve the 1994 Incentive Plan for Non-Employee Directors. Broker non-votes will have no effect on the outcome of the votes on such proposals or on the election of Directors.

ELECTION OF DIRECTORS
Ten Directors, constituting the entire Board, are to be elected to hold office until the next Annual Meeting of Stockholders and until their successors are elected and qualified. The vote of a plurality of the shares present in person or by proxy and entitled to vote is required for the election of Directors.
The names of, and certain information with respect to, the persons nominated by the Board of Directors for election as Directors follow. It is intended that shares represented by proxies solicited by the Board of Directors will be voted for the election of these nominees, unless otherwise indicated on the proxy card. The Board of Directors believes that all of the nominees will be available, willing and able to serve as Directors, but if for any reason any nominee becomes unavailable for election, discretionary authority may be exercised to vote for substitutes proposed by the Board of Directors. All of the nominees are presently serving as Directors of the Corporation and were elected at the 1993 Annual Meeting.

DIRECTORS

STEPHEN V. ARDIA
Mr. Ardia, 52 years of age, a Director since 1984, has been President and Chief Executive Officer of the Corporation since 1985. He is a member of Goulds Executive and Pension Committees. He is a Director of Wheatley TXT Corp. and Blue Cross/Blue Shield of Rochester, New York. Shares owned: Personally, 176,656 (includes exercisable options to purchase 142,248 shares).

WILLIAM R. FENOGLIO
Mr. Fenoglio, 54 years of age, a Director since 1988, was President and Chief Executive Officer of Barnes Group, Inc., Bristol, Connecticut, from 1991 to 1993 and had been President and Chief Operating Officer of that company since 1985. Barnes Group, Inc. is a manufacturer of precision springs and components for aerospace, automotive and other durable goods industries and is a direct-to-user distributor of consumable replacement parts
and supplies for the maintenance and repair market.   He
is a member of the Company's Audit, Compensation and Human Resources Committees. He is a Director of Southern New England Telecommunications Corp., and Southern New England Telephone Company. Shares owned: Personally, 6,990 (includes exercisable options to purchase 5,986 shares).

WILLIAM W. GOESSEL
Mr. Goessel, 66 years of age, a Director since 1976, retired in 1993 from Harnischfeger Industries, Inc., Milwaukee, Wisconsin, a manufacturer of mining equipment, material handling systems and paper making machines and a designer and integrator of automated material handling systems, where he had been Chairman since 1992, and Chairman and Chief Executive Officer since 1986. He is a member of the Company's Compensation and Human Resources Committees and the Committee on Directors. He is a Director of Measurex Corporation and Twin Disc, Incorporated. Shares owned:
Personally, 7,804 (includes exercisable options to purchase 6,781 shares).

MELVIN HOWARD
Mr. Howard, 59 years of age, a Director since 1984, has been Managing Director of Taurus Advisory Group, L.L.C., Stamford, Connecticut, an investment advisory firm, since August 1993 and had retired in 1990 from the Xerox Corporation, Stamford, Connecticut, an international office equipment company, where he had been Vice Chairman of the Board from 1986 to 1990. He is a member of the Company's Human Resources, Audit and Pension Committees. Shares owned: Personally, 7,881 (includes exercisable options to purchase 6,781 shares).
BARBARA B. LUCAS
Ms. Lucas, 48 years of age, a Director since 1992, has been Vice President-Public Affairs and Corporate Secretary of The Black & Decker Corporation, Towson, Maryland, a global manufacturer of power tools and home improvement products, since 1985. She is a member of the Company's Human Resources and Compensation Committees and the Committee on Directors. Shares owned:
Personally, 3,495 (includes exercisable options to purchase 2,486 shares).

THOMAS C. McDERMOTT
Mr. McDermott, 56 years of age, a Director since 1988, retired in 1993 from Bausch & Lomb, Incorporated, Rochester, New York, a health care and optics company, where he had been President and Chief Operating Officer since 1986. He is a member of the Company's Human Resources, Compensation and Executive Committees. He is a Director of A.T. Cross Company. Shares owned:
Personally, 7,381 (includes exercisable options to purchase 6,781 shares).

JAMES C. MILLER III
Mr. Miller, 51 years of age, a Director since 1990, is Counsellor to Citizens for a Sound Economy, Washington, D.C., and from 1989 to 1993, had served as Chairman of that organizations Board of Directors. Since 1988, he has also been John M. Olin Distinguished Fellow at the Center for Study of Public Choice at George Mason University in Fairfax, VA. He is Chairman and President of Economic Impact Analysts, Inc., and a Director of Ameribanc Investors Group, Washington Mutual Investors, Inc. and The Union Corporation. He is a member of the Company's Human Resources and Pension Committees and the Committee on Directors. Shares owned: Personally, 6,138 (includes exercisable options to purchase 5,137 shares).

PETER ODDLEIFSON
Mr. Oddleifson, 61 years of age, a Director since 1974, is a Partner in the law firm of Harris Beach & Wilcox, Rochester, New York, which firm has been and is currently engaged in performing various legal services for the Corporation. He is a member of the Company's Executive, Human Resources and Audit Committees.
He is a Director of Rochester Midland Corp. Shares owned:
Personally, 9,728 (includes exercisable options to purchase 6,781 shares).

ARTHUR M. RICHARDSON
Mr. Richardson, 67 years of age, a Director since 1980, has been President of Richardson Capital Corporation, Rochester, New York, an investment enterprise, since 1985. He is a member of the Company's Executive, Compensation, Human Resources and Audit Committees. He is a Director of Raymond Corporation, Rochester Gas and Electric Corporation and Transmation, Inc. Shares owned:
Personally, 8,366 (includes exercisable options to purchase 6,781 shares); by immediate family, 216.

ROBERT L. TARNOW
Mr. Tarnow, 69 years of age, a Director since 1970, has been Chairman of the Board since 1978, and served as Chief Executive Officer from 1978 to 1983 and from 1984 to 1985. He retired as an active employee of the Company in 1985. He is a member of the Company's Executive and Human Resources Committees and the Committee on Directors. He is a Director of Graham Corporation, Bausch and Lomb, Incorporated and Raymond Corporation. Shares owned: Personally 16,144 (includes exercisable options to purchase 6,781 shares).

Unless otherwise indicated above, as to shares shown as owned Personally, the Director named has sole voting and investment power over such shares; as to shares listed as owned by immediate family, voting and investment powers are deemed to be shared by the named Director with members of his family. No nominee owns in excess of 1% of the shares of the Company.

Additional Information Relating to the Board of Directors
Outside Directors are paid an annual retainer of $20,000 per year. In addition, they are paid $1,000 per day for attendance at each board meeting, $800 per day for attendance at each committee meeting provided the committee meeting is held on other than a regular board meeting date and $400 per day for attendance at each committee meeting held on a regular board meeting date. The Chairman of the Board is paid an additional retainer of $60,000 per year and is provided with a Company car. All committee chairpersons are paid an additional retainer of $2,800 per year. Employee directors do not receive any additional remuneration for their services as a Director.

Each Director of the Company who is not otherwise an employee of the Company or any subsidiary, on the fourth Wednesday of May following the Directors election at the annual meeting of stockholders has been automatically granted a non-qualified option to purchase the Company's common stock pursuant to the terms of the 1988 Stock Incentive Plan. The number of shares subject to each such option is equal to (i) the average of all compensation paid to non-employee Directors divided by (ii) the fair market value per share of the Company's common stock on the date of grant. Each incumbent non-employee Director received an option for 1,320 shares on May 26, 1993, at an option price of $23.62 per share.

It is intended that, beginning in 1994, non-statutory options to purchase 1500 shares of the Company's common stock will be granted annually to each non-employee Director pursuant to the terms of the proposed 1994 Incentive Plan for Non-Employee Directors, provided the Plan is approved by the Stockholders at this meeting.




The Board of Directors held six (6) meetings during 1993, and all of the Directors attended more than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by all Committees of the Board on which they served.

AUDIT COMMITTEE AND COMMITTEE ON DIRECTORS
The Audit Committee of the Board of Directors recommends to the Board of Directors the appointment of auditors, reviews the plan and results of the audit performed by the auditors and the plan and scope of the Corporations internal auditing procedures, approves each professional service provided by the auditors, considers the range of audit and non-audit fees, reviews the adequacy of the Corporations internal accounting controls, and directs and supervises investigations into the foregoing matters. The Audit Committee held two (2) meetings during 1993.

The Board of Directors also has appointed a Committee on Directors which recommends to the Board nominees for election as Directors and considers the performance of incumbent Directors in determining whether to nominate them to stand for re-election.
In addition, the Committee on Directors will consider nominees recommended by stockholders and has established a procedure to consider such nominees whereby stockholders shall submit written recommendations of nominees for election to the Board of Directors to the Secretary of the Corporation no later than the December 10th immediately preceding the Annual Meeting of Stockholders at which the election is to be held, accompanied by the written consent of the recommended person to serve if elected and his or her complete biographical data, particularly with respect to business or other experience bearing upon such persons qualifications. The Committee on Directors held 2 meetings during 1993.

PROPOSAL FOR APPROVAL OF THE 1994 INCENTIVE PLAN
TO INCREASE STOCKHOLDER VALUE

On February 18, 1994, the Board of Directors adopted the 1994
Incentive Plan to Increase Stockholder Value (the 1994 Incentive
Plan), subject to approval of the 1994 Incentive Plan by a majority of the shares of common stock of the Company represented in person or by proxy at the Annual Meeting.

This Plan supplements the 1988 Stock Incentive Plan and will provide an additional pool of shares for options, as well as stock appreciation rights, restricted stock and performance units and/or shares, available for future grants. The purpose of the 1994 Incentive Plan is to promote the success of the Company and advance its value by linking the personal interests of key employees with those of Company stockholders, and by providing key employees with an incentive for outstanding performance.




The following is a brief description of certain key provisions of the 1994 Incentive Plan. It is intended only as a summary and is qualified by reference to the entire text of the 1994 Incentive
Plan, which is appended hereto as Exhibit A.

Description of the Plan

Upon approval by the stockholders, the 1994 Incentive Plan will become effective. The 1994 Incentive Plan will continue until May 3, 2004, unless earlier terminated by the Board of Directors.

Under the terms of the 1994 Incentive Plan, up to 1,000,000 shares of the Company's common stock are subject to the grant of options. It is intended that options granted under the 1994 Incentive Plan (Options) may constitute incentive stock options (Incentive Options) or options that do not so qualify (Nonstatutory Options), all as described below. The 1994 Incentive Plan also contains provisions for the granting of Stock Appreciation Rights (Rights), Restricted Stock, and Performance Units/Shares, all of which are described below. The 1994 Incentive Plan will be administered by the Compensation Committee of the Board of Directors. The Compensation Committee will select the employees to whom Incentive Options, Nonstatutory Options, Rights, Restricted Stock and Performance Units/Shares (collectively, Awards) are to be granted and the terms of each Award. Persons eligible for Awards consist of managerial and other key employees (including officers, whether or not they are Directors) of the Company and its subsidiaries who hold positions of significant responsibility or whose performance or potential contribution, in the judgment of the Compensation Committee, would benefit the future success of the Company. The class of persons eligible for consideration for Awards currently consists of approximately 125 employees, including all Executive Officers.

Under the Option provisions of the 1994 Incentive Plan, participants will be eligible to receive Options to purchase shares of the Company's common stock. The option price may not be less than 100% of the fair market value of the shares as of the close of business on the date of the grant. As of March 8, 1994, the fair market value of the Company's common stock was $25.63. No Options may be exercisable after the expiration of ten years from the date of the grant. An optionee cannot transfer or assign an Option other than by will or in accordance with the laws of descent and distribution.

Under Section 422 of the Internal Revenue Code, no federal income tax consequences will be incurred by the Company or the optionee at the time an Incentive Option is granted or exercised, except that the difference between the option price and the value of the stock on the date of exercise is included in the optionees income at the time of exercise for the purposes of the alternative minimum tax computation. When and if the stock received upon exercise of an Incentive Option is sold, the optionee will realize gain or loss equal to the difference between the selling price of the stock and the price paid by the optionee for the shares. If the stock has been held for at least two years from the date the option was granted and one year from the date the Option was exercised, such gain or loss will constitute capital gain or loss. If such holding periods are not met, the spread between the option price and the fair market value of the shares on the exercise date constitutes ordinary income to the optionee (with a corresponding deduction to the Company), and the optionee will realize capital gain or loss equal to the difference between the selling price of the stock and its fair market value on the date of exercise.

With respect to Nonstatutory Options, no federal income tax consequences are incurred by the Company or the optionee at the time of the grant. At the time of exercise, the optionee will recognize income in the amount of the difference between the option price and the value of the stock on the date of exercise, and the Company will be entitled to a corresponding deduction for federal income tax purposes in an equal amount, upon compliance with any requisite income tax withholding provisions.

Upon sale of the stock, the optionee will realize capital gain or loss equal to the difference between the selling price of the stock and its fair market value on the date of exercise.

Under the Rights provisions of the 1994 Incentive Plan, participants will be eligible to receive Rights, either in tandem with an Option or separately. A Right provides the recipient with the value of the difference in the fair market value of the Company's common stock from the date the Rights grant is made until the recipient exercised the grant. At the time of exercise, the recipient will recognize income in an amount equal to the difference between the grant price and the value of the stock on the date of exercise, and the Company will be entitled to a corresponding deduction for federal income tax purposes in an equal amount, upon compliance with any requisite income tax withholding provisions.

Under the Restricted Stock provisions of the 1994 Incentive Plan, participants will be eligible to receive grants of the Company's common stock. The grant recipient achieves the ownership of Restricted Stock by satisfying the restrictions designated by the Compensation Committee. The recipient will have an election to either recognize income in an amount equal to the value of the stock in the year of the grant, or to defer the recognition of income until any restriction constituting a substantial risk of forfeiture within the meaning of the Internal Revenue Code, has lapsed. In either case, the income recognized will be ordinary income and the Company will be entitled to a corresponding deduction for federal income tax purposes.

Under the Performance Unit/Share provisions of the 1994 Incentive Plan, participants will be eligible to receive grants of Performance Units and/or Performance Shares. The grant recipient becomes entitled to receive the value of the Performance Units/Shares in cash and/or common stock of the Company by meeting the performance goals established by the Compensation Committee within a specified performance period. The recipient will recognize ordinary income in an amount equal to the value of the cash and/or stock in the year it is received, and the Company will be entitled to a corresponding deduction for federal income tax purposes.

The 1994 Incentive Plan may be amended without Stockholder approval to the extent permitted by applicable law. Currently, regulations issued under Section 16 of the Securities Exchange Act of 1934 would require Stockholder approval of any amendment that would: materially increase the benefits accruing to participants under the 1994 Incentive Plan; materially increase the number of securities that may be issued under the 1994 Incentive Plan; or materially modify the requirements as to eligibility for participation in the 1994 Incentive Plan.

Plan Benefits

The number of shares of common stock underlying Options, Rights and Restricted Stock issued to any participant in any calendar year is limited to 0.3% of the outstanding shares of common stock for each type of Award, or 0.9% of the outstanding shares of common stock in total. The number and value of Options received in 1993 by certain Executive Officers under the 1988 Stock Incentive Plan is described in the table entitled Option Grants in Last Fiscal Year on page 13. All Executive Officers of the Company as a group received Options with respect to 103,488 shares of common stock in 1993. The aggregate value of such Options, using the Black-Scholes Model and the assumptions described on page 13, was $677,290.

The Board of Directors recommends a vote FOR the approval of the 1994 Incentive Plan to Increase Stockholder Value, and proxies solicited will be so voted unless stockholders specify a contrary vote or abstain.

PROPOSAL FOR APPROVAL OF THE 1994 INCENTIVE PLAN
FOR NON-EMPLOYEE DIRECTORS

On February 18, 1994, the Board of Directors adopted the 1994 Incentive Plan for Non-Employee Directors (the 1994 Plan), subject to approval of the 1994 Plan by a majority of the shares of common stock of the Company represented in person or by proxy at the Annual Meeting.

This Plan replaces the provisions of the 1988 Stock Incentive Plan that provided for annual grants of Nonstatutory Options to non-employee Directors and will provide an additional pool of shares for future Nonstatutory Option grants. The purpose of the 1994 Plan is to increase the ownership interest in the Company of non-employee Directors and to provide a further incentive to serve as a Director of the Company.

The following is a brief description of certain key provisions of the 1994 Plan. It is intended only as a summary and is qualified by reference to the entire text of the 1994 Plan, which is appended hereto as Exhibit B.

Description of the Plan

Upon approval by the stockholders, the 1994 Plan will become effective. The 1994 Plan will continue until the later of May 3, 2004 or the day after the 2004 Annual Meeting of Stockholders, unless earlier terminated.

Under the terms of the 1994 Plan, up to 175,000 shares of the Company's common stock are subject to the grant of options. Options granted under the 1994 Plan will be Nonstatutory Options. Only Directors of the Company who are not employees of the Company or any affiliate of the Company will be granted options under the 1994 Plan. There are currently nine such Directors.

The 1994 Plan provides that, on the first stock trading day after each Annual Meeting of Stockholders, beginning in 1994, each non-employee Director will receive a Nonstatutory Option to purchase 1,500 shares of the Company's common stock. The option price will be 100% of the fair market value of the shares as of the close of business on the date of the grant. As of March 8, 1994, the fair market value of the Company's common stock was $25.63. The option will expire ten years after the date of the grant. The optionee cannot transfer or assign the option other than by will, in accordance with the laws of descent and distribution, or pursuant to a qualified domestic relations order.

No federal income tax consequences are incurred by the Company or the optionee at the time of the grant. At the time of exercise, the optionee will recognize income in the amount of the difference between the option price and the value of the stock on the date of exercise, and the Company will be entitled to a corresponding deduction for federal income tax purposes in an equal amount, upon compliance with any requisite income tax withholding provisions. Upon sale of the stock, the optionee will realize gain or loss equal to the difference between the selling price of the stock and its fair market value on the date of exercise.

The Board of Directors may not amend the provisions of the 1994 Plan regarding the amount of securities covered by Options granted to Directors, the exercise price of Options, or the timing of Option grants, more than once within any six-month period, except to comply with changes in applicable law. Subject to the foregoing, the 1994 Plan may be amended without Stockholder approval to the extent permitted by applicable law. Currently, regulations issued under Section 16 of the Securities Exchange Act of 1934 would require Stockholder approval of any amendment that would: materially increase the benefits accruing to participants under the 1994 Plan; materially increase the number of securities that may be issued under the 1994 Plan; or materially modify the requirements as to eligibility for participation in the 1994 Plan.

Plan Benefits

Based on the current size and composition of the Board of Directors, the 1994 Plan will result in the issuance of Options to purchase 13,500 shares of common stock to non-employee
Directors each year. The aggregate value of such Options, using the Black-Scholes Model and the assumptions described on page 13, would have been $88,309 in 1993.

The Board of Directors recommends a vote FOR the approval of the 1994 Incentive Plan for Non-Employee Directors, and proxies solicited will be so voted unless stockholders specify a contrary vote or abstain.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of December 31, 1993, with respect to the only persons or entities known to the Company to be the beneficial owners of more than five percent of the Company's common stock and, as of March 8, 1994, with respect to beneficial ownership of the common stock by the Executive Officers listed in the Summary Compensation Table on page 12 and by all Executive Officers and Directors as a group.






                                                      Percent of
         Name                        No. of Shares       Class

The State Teachers Retirement Board  1,332,200(1)         6.3%
    of Ohio
275 Broad Street
Columbus, Ohio

Thompson, Siegel & Walmsley, Inc.    1,324,491(2)         6.3%
5000 Monument Avenue
Richmond, Virginia

FMR Corp.                            1,123,600(3)         5.3%
82 Devonshire Street
Boston, Massachusetts

Stephen V. Ardia                       176,656(4)           *
Frank J. Zonarich                       49,194(5)           *
John M. Morphy                          38,691(6)           *
Mary Ann Lambertsen                      5,300(7)           *
Eugene B. Bradshaw                      21,730(8)           *

All Directors and Executive            365,398(9)         1.7%
    Officers (15 persons)

(1)The State Teachers Retirement Board of Ohio is an employee benefit plan. It has sole voting power and sole dispositive power with respect to 1,332,200 shares.
(2)Thompson, Siegel & Walmsley, Inc. is an investment advisor. It has sole voting power with respect to 615,250 shares, shared voting power with respect to 413,175 shares, sole dispositive power with respect to 1,318,291 shares and shared dispositive power with respect to 6,200 shares.
(3)FMR Corp. is a holding company. It has sole voting power with respect to 244,100 shares and sole dispositive power with respect to 1,123,600 shares.
(4)Includes exercisable options to purchase 142,248 shares.
(5)Includes exercisable options to purchase 40,560 shares.
(6)Includes exercisable options to purchase 33,799 shares.
(7)Includes exercisable options to purchase 4,263 shares.
(8)Includes exercisable options to purchase 16,763 shares.
(9)Includes exercisable options to purchase 304,024 shares.
*Less than 1.0%.

TRANSACTIONS WITH DIRECTORS AND OTHERS

The Corporation obtained legal services from the law firm of Harris Beach & Wilcox, of which Mr. Oddleifson is a partner, during the calendar year 1993.

APPOINTMENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors has recommended that the appointment of Deloitte & Touche as auditors for the year 1994 be ratified by the stockholders. Deloitte & Touche and their predecessors have served as auditors of the Corporation since 1908. Representatives of Deloitte & Touche are expected to be present at the Annual Meeting and will have an opportunity to make a statement, if they so desire, and are expected to be available to respond to appropriate questions.

The Board of Directors recommends a vote FOR the approval of auditors, and proxies solicited will be so voted unless stockholders specify a contrary vote or abstain.

EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Board of Directors Compensation Committee (the Committee) provides the following information about its charter, executive compensation philosophy and program, and 1993 compensation-related decisions.

The Compensation Committee was formed by the Board on April 28, 1993. Prior to that date, its duties were performed by the Human Resources Committee of the Board. The Compensation Committee approves the design of, assesses the effectiveness of, and administers the executive compensation program and certain benefit plans. The Committee administers the 1988 Stock Incentive Plan and the Executive Incentive Plan, and in this capacity it makes all stock option grants or cash bonus awards to Company officers and other executives including executives named (named executives) in the tables found herein. The Committee also reviews and approves all salary arrangements and other remuneration for executives, evaluates executive performance, and considers related matters. The Committee, consisting of five non-employee Directors who have no interlocking relationships as defined by the Securities and Exchange Commission (SEC), met twice during 1993. The Human Resources Committee, consisting of all non-employee Directors, met twice regarding compensation issues prior to the formation of the Compensation Committee.

The Overall Objectives of the Executive Compensation Program
The Committee is committed to implementing an executive compensation program which supports the Company's mission and facilitates the achievement of the Company's business strategies.
It is the intent that:

(1) the executive total compensation program should strengthen the relationship between pay and performance by emphasizing variable, at-risk compensation that is dependent upon the achievement of success in meeting specified Company and individual performance goals,

(2) the at-risk components of pay should be primarily equity-based to encourage a close identification with the Company and align executives interests with those of stockholders, and

(3) compensation opportunities should enhance the Company's ability to attract, retain, and encourage the development of exceptionally knowledgeable and experienced executives upon whom, in large part, the successful operation and management of the Company depends.

An Overview of Goulds Executive Compensation Plans and 1993
Committee Actions

The Committee annually evaluates Goulds Pumps financial performance and executive compensation plans in the context of comparator companies consisting of pump industry competitors and a broader group of major durable goods manufacturers. Total annual pay levels (base salary plus annual cash bonuses) reflect Company financial performance, business unit financial performance, and individual executive performance. Over time, and with above average financial and individual performance, Goulds Pumps targets its executive compensation to approximate the 60th percentile of the executive compensation of the size-adjusted comparator companies.

The companies chosen for the comparator group used for compensation purposes generally are not the same companies which comprise the industry peer group index in the performance graph included on page 15 of this proxy statement. The Committee believes that the Company's competitors for executive talent are not necessarily the same companies that would be included in the industry peer group index established for comparing stockholder returns.

The key elements of the Company's executive compensation program are base salary, annual cash bonuses, and long-term compensation. These are addressed separately below. In determining each element of compensation, the Committee considers all components of an executives total compensation, including retirement plans, insurance, and other benefits.

The Base Salary Plan is regularly reviewed by the Committee. Executives base salaries are targeted at the 55th percentile of comparator companies and are adjusted by the Committee to recognize varying levels of responsibility, prior experience, breadth of knowledge, internal equity, and external pay practices.

The comparator companies are surveyed periodically to determine specific compensation levels for similar executive positions. Such a review was conducted in 1993 and base salary ranges were adjusted accordingly. Salaries were reviewed in relation to Company financial performance, individual executive performance and the comparator companies compensation levels. Because Company financial performance was lower than planned, salary increases for each of the named executives, other than the CEO, were not awarded until 16 months from their last merit increases; the increases were at rates comparable to those provided at the comparator companies adjusted for size. The CEO's base salary was not adjusted in 1993.

The Annual Incentive Compensation Plan promotes the Company's pay-for-performance philosophy through the Executive Incentive Plan (EIP) which provides for annual cash bonuses based on Company and business unit financial performance, and other objectively determined performance measures. The annual bonus opportunity allows the Company to communicate specific goals that are of primary importance during the coming year and to motivate executives to achieve these goals.

The EIP cash bonus opportunity is a percentage of base salary that increases with level of responsibility, thereby increasing the portion of compensation at risk. Annual cash bonus opportunities are designed to be in line with competitive data from the comparator companies. Company financial performance is based on an earnings per share objective and business unit financial performance is based on contribution to earnings. The Committee believes these performance measures are contributing determinants of stock price over time. Including the named executives, there are approximately 80 key managers who participate in the EIP. Receipt of cash incentive awards under the EIP may be deferred to a subsequent date or retirement.

Company and business unit financial performance ranging from 85% to 120% of budgeted financial performance will result in an EIP cash bonus of 50% to a maximum of 150% of target cash bonus opportunity. All participants have part of their award tied to Company financial performance to reinforce the need for teamwork and to focus attention on overall Company objectives. Part of their award is also linked to business unit financial performance when appropriate. For the named executives, 85% of the EIP payout was tied to Company financial performance and 15% to the achievement of other objectively determined performance measures. A minimum threshold for Company financial performance must be achieved for any portion of the EIP payout to occur. That minimum was not met in 1993 and consequently no EIP bonus payments were made to the named executives for 1993.

The 1988 Stock Incentive Plan, approved by stockholders in 1988, is in keeping with the Company's commitment to provide total compensation which favors at-risk components of pay and directly links the interests of management with those of stockholders. It is the Company's only long-term incentive vehicle and is designed to provide competitive long-term incentive compensation opportunities, to tie executive long-term financial gain to increases in the Company's stock price, and to increase stock ownership among key managers. In 1994 a broader long-term incentive plan (the 1994 Incentive Plan to Increase Stockholder Value) is being proposed to add flexibility in terms of incentive vehicles available for grant.

Stock options are normally granted annually based on an assessment of the comparator companies competitive data, past grants made to executives, and current stock holdings of the executives. The long-term incentive program targets its awards at the median of the comparator companies. Stock options are granted at an option price not less than the fair market value of the Common Stock on the date of grant and will have value only if the stock price appreciates from the date the options are granted. The stock option grants vest at 25% per year for four years to aid in the retention of executives and key managers. The Option Grants in Last Fiscal Year table gives a summary of stock option shares granted under the 1988 Stock Incentive Plan in fiscal 1993 to the named executives.
Each executive is expected to reach a goal of Goulds Pumps stock ownership in an amount equal to a multiple of his or her base salary.

CEO Compensation

Mr. Ardia's base salary was not adjusted in 1993 because Company financial performance was lower than planned.

The EIP cash bonus opportunity was conditioned on an earnings per share financial performance objective. This Company financial performance objective was not met in 1993, and Mr. Ardia did not receive an EIP award. Mr. Ardia's total cash compensation in 1993 was less than in both 1991 and 1992.

In January, 1993, Mr. Ardia was awarded an option to purchase 56,165 shares of Goulds Pumps stock under the 1988 Stock Incentive Plan. The grant was valued using the Black-Scholes option pricing model and reflects a competitive long-term incentive award based on compensation survey data for Chief Executive Officers at the comparator companies. Mr. Ardia's past grants and current stock holdings were reviewed in determining an appropriate 1993 grant.

Mr. Ardia participates in other plans including the Supplemental Executive Pension Plan, an executive life insurance plan called the Executive Security Plan, and is eligible to participate in all other exempt employee benefit plans except basic term life insurance.

Company Response to Potential Limits to Deductibility of
Executive Pay

Since no employee is expected to reach the one million dollar deductible compensation cap in 1994, the Committee has determined that it is not in the Company's current interest to substantially revise compensation programs in response to IRC Section 162(m). The Committee will continue to evaluate the advisability of amending or changing its compensation programs in this respect in future years. Nevertheless, because compensation received pursuant to stock option and stock appreciation right grants under the 1994 Incentive Plan to Increase Stockholder Value may be bunched in a single year (i.e., if options granted in several years are exercised in a single year) and varies in amount depending on the increase in value of the Company's common stock, it is possible that an executive could exceed the one million dollar cap by exercising several stock options and stock appreciations rights in a single year. The Company has structured the stock option and stock appreciation right provisions of the 1994 Incentive Plan to Increase Stockholder Value to comply with the performance-based compensation exception to the limit imposed by IRC Section 162(m) to prevent this occurrence.


Summary

The Committee believes the executive compensation program, through the Committees administration of the component plans, continues to ensure the Company's ability to attract, retain, and motivate the executive resources required to maximize stockholder value. The Committees competitive pay philosophy facilitates the employment and retention of talented executives. The emphasis on variable pay and the tie to both short-and long-term financial results and stock performance, directly links compensation to critical measures of Company performance. We believe these elements, in combination, further the best interests of the Company's stockholders.

Respectfully submitted,

The Compensation Committee

Thomas C. McDermott, Chairman
William R. Fenoglio   Barbara B. Lucas
William W. Goessel    Arthur M. Richardson

The Human Resources Committee

Arthur M. Richardson, Chairman    Thomas C. McDermott
William R. Fenoglio               James C. Miller III
William W. Goessel                Peter Oddleifson
Melvin Howard                     Robert L. Tarnow
Barbara B. Lucas
Summary Compensation Table

                         Annual Compensation
                                                      Other
                                                     Annual
Name and             Year    Salary($)   Bonus($) Compensation($)
Principal Position

Stephen V. Ardia     1993   $434,400     $     0
President and CEO    1992    426,924     103,785
                     1991    386,052     177,777

Frank J. Zonarich    1993    216,419           0
Group Vice President 1992    209,001      65,208
Water Technologies   1991    195,492      66,370

John M. Morphy       1993    214,375           0
Group Vice President 1992(1) 192,869      45,671
Industrial Products  1991    174,498      61,874

Mary Ann Lambertsen  1993    159,542           0     $7,670(3)
Vice President       1992    154,500      32,012
Human Resources      1991(2)  13,654       5,000

Eugene B. Bradshaw   1993    155,917           0
Vice President       1992    151,500      31,391
Secretary and        1991    144,000      39,787
General Counsel

(1) Job change from CFO to Group Vice President in 1992.
(2) Date of hire 11-28-91.
(3) Relocation expense tax gross-up; a one time reimbursement.
Summary Compensation Table (cont'd.)

                          Long-Term Compensation

                    Restricted  Securities           All
Name and              Stock     Underlying  LTIP     Other
Principal Position   Awards     Options(#) Payouts  Compensation


Stephen V. Ardia                56,165              $2,101(4)
President and CEO               55,700               2,101(4)
                                25,770

Frank J. Zonarich               14,990               3,372(4)
Group Vice President            15,100               3,372(4)
Water Technologies              11,817

John M. Morphy                  14,848               1,564(4)
Group Vice President            13,500               1,564(4)
Industrial Products             10,259

Mary Ann Lambertsen             6,303               23,660(5)
Vice President                  6,450                1,846(4)
Human Resources                     0

Eugene B. Bradshaw              6,182                2,460(4)
Vice President                  6,350                2,460(4)
Secretary and                   5,610
General Counsel

(4) Executive Security Plan the economic benefit to the executive for the death benefit provided through a split dollar life insurance arrangement.
(5) Executive Security Plan $2,013; relocation expense reimbursement $21,647.

Option Grants in Last Fiscal Year

                 Securities  % of Total
                 Underlying  Options     Exercise
                 Options     Granted to  Price        Expiration
Name             Granted     Employees   Per Share     Date

Stephen V. Ardia   56,165      24.05%      $24.75     Jan 4, 2003

Frank J. Zonarich  14,990       6.42%       24.75     Jan 4, 2003

John M. Morphy     14,848       6.36%       24.75     Jan 4, 2003

Mary Ann Lambertsen 6,303       2.70%       24.75     Jan 4, 2003

Eugene B. Bradshaw  6,182       2.65%       24.75     Jan 4, 2003


Name                                                Grant Date
                                                 Present Value(1)

Stephen V. Ardia                                     $367,399

Frank J. Zonarich                                      98,056

John M. Morphy                                         97,127

Mary Ann Lambertsen                                    41,231

Eugene B. Bradshaw                                     40,439

(1)Black-Scholes Assumption Disclosure:
The estimated grant date present value reflected in the above table is determined using the Black-Scholes Model. The material assumptions and adjustments incorporated in the Black-Scholes Model in estimating the value of the options reflected in the above table include the following:
*An exercise price of the options ($24.75) equal to the fair market value of the underlying stock on the date of grant;
*An interest rate (6.6%) that represents the interest rate on a U.S. Treasury security with a maturity date corresponding to that of the option term;
*Volatility (31.79%) calculated using daily stock prices for the one-year period prior to the grant date;
*A dividend yield of 3.23%, representing the annualized dividends paid with respect to a share of common stock as of the date of grant; and *A 24% reduction to reflect both the probability of forfeiture due to termination prior to vesting and the probability of a shortened option term due to termination of employment prior to the option expiration date.

The ultimate values of the options will depend on the future market price of Goulds Pumps stock, which cannot be forecast with reasonable accuracy. The actual value, if any, an optionee will realize upon exercise of an option will depend on the excess of the market value of the Company's common stock over the exercise price on the date the option is exercised.
Aggregate Option Exercises in Last Fiscal Year and Year-End
Option Values


                    Number of
                    Shares
                    Acquired on     Value
 Name               Exercise(1)   Realized ($)

Stephen V. Ardia        4,325      $35,681
Frank J. Zonarich           0            0
John M. Morphy          5,993       51,071
Mary Ann Lambertsen         0            0
Eugene B. Bradshaw          0            0

(1)Exercises as follows:

             # Options  Grant
             Exercised  Year
S. V. Ardia   4,325     1984
J. M. Morphy  4,960     1987
              1,033     1988

(2)Stock price as of 12-31-93: $24.8750
             Number of Securities
             Underlying Unexercised         Value of Unexercised
             Options Held at           In-the-Money Options Held
             Fiscal Year-End              at Fiscal Year-End (2)
Name         Exercisable/Unexercisable  Exercisable/Unexercisable


Stephen V. Ardia  108,148 117,184       $629,510    $186,333
Frank J. Zonarich  27,169  35,139        142,736      71,372
John M. Morphy     27,057  32,075        142,695      59,246
Mary Ann Lambertsen 1,613  11,140          2,621       8,649
Eugene B. Bradshaw 11,536   8,260         59,909      27,761

Pension Plans

The Company maintains a Retirement and Wage Continuation Plan and a Supplemental Executive Pension Plan in which all of the Executive Officers listed in the Summary Compensation Table on page 12 are participants. Taken together, the two plans provide participants with a monthly retirement benefit based on the participants final average compensation and years of service. The monthly benefits reduced by participants primary Social Security benefit amount. The chart below shows the estimated monthly benefit payable (prior to reduction for Social Security) beginning at age 62 for the years of credited service and final average compensation amounts shown.

    Estimated Annual Pension Benefit
    For Years of Credited Service(2)
Final Average
Compensation(1)   10       15       20       25       30
$150,000        $ 30,000 $ 45,000 $ 60,000 $ 75,000 $ 82,500
$250,000        $ 50,000 $ 75,000 $100,000 $125,000 $137,500
$350,000        $ 70,000 $105,000 $140,000 $175,000 $192,500
$450,000        $ 90,000 $135,000 $180,000 $225,000 $247,500
$550,000        $110,000 $165,000 $220,000 $275,000 $302,500

(1)Final Average Compensation is the sum of salary and bonus from the Summary Compensation Table.
(2)Prior to adjustment for Social Security benefit.

Years of Credited Service used in determining benefits for the Executive Officers are as follows through December 31, 1993:

Mr. Ardia, 23.6 years; Mr. Zonarich, 23.8 years; Mr. Morphy, 8.7 years; Ms. Lambertsen, 2.1 years and Mr. Bradshaw, 31.2 years.
Benefits are computed as straight-life annuity amounts which may be paid in various forms.

Employment Contracts, Termination of Employment and Change-in
Control Arrangements



The Company has outstanding agreements with 9 individuals, including those listed in the Summary Compensation Table on page 12, which agreements provide that the individuals will not, in the event of the commencement of steps to effect a Change-in-Control, voluntarily leave the employ of the Corporation until a third person has terminated his or its efforts to effect a Change-in-Control (defined generally as acquisition of 20% or more of the outstanding voting shares or a change in a majority of the Board of Directors) or until three months after a Change-in-Control has occurred.

In the event of a termination of the individuals employment within two years of a Change-in-Control, the executive is entitled to three years compensation including bonus (payable on a monthly basis), retirement benefits equal to the benefits he would have received had he completed three additional years of employment, continuation of all life, accident, health, savings and other fringe benefit plans for three years, and relocation assistance.

Goulds Pumps
Comparison of 5-Year Cumulative Total Return vs. S&P 500 and Peer Group Indices

The following performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Comparison of Five-Year Cumulative Total Return
December 31, 1988 through December 31, 1993

                  Goulds     Fortune
Date              Pumps      Industrial       S&P
                             Farm Equipment
                             Industry

December 31, 1988 $100.00    $100.00          $100.00
December 31, 1989   98.3      119.07           131.59
December 31, 1990  109.28     100.16           127.49
December 31, 1991  137.62     105.57           166.17
December 31, 1992  150.63     118.87           178.81
December 31, 1993  157.21     168.33           196.75

Fortune Industrial and Farm Equipment Companies(1)


Tenneco
Caterpillar Inc.
Deere & Company
Black & Decker Corporation
Dresser Industries, Inc.
Ingersoll-Rand Company
Cummins Engine Company, Inc.
Baker Hughes Incorporated
Parker-Hannifin Corporation
Dover Corporation
York International Corporation
Trinova Corporation
The Timken Company
NACCO Industries Inc.
Harnischfeger Industries, Inc.
Crane Co.
Great American Management & Investment
Dresser-Rand Company
Tecumseh Products Company
Pentair, Inc.
Figgie International, Inc.
Outboard Marine Corporation(2)
Briggs & Stratton Corporation
Terex Corporation
IMO Industries Inc.
Nortek Inc.
Lincoln Electric Co.
Clark Equipment Company
Cincinnati Milacron Incorporated
Applied Materials, Inc.
Stewart & Stevenson Services, Inc.
The Toro Company
Giddings & Lewis, Inc.(2)
Joy Technologies Inc.
Am International
Kennametal Inc.

(1)  Ranked by sales size.
(2)  New to peer group list.
(3) Removed from prior year peer group list by virtue of no longer being included in the Fortune Industrial and Farm
     Equipment Companies published list:

     Interlake
     Blount
     Pall
     Goulds Pumps, Inc.
     Federal-Mogul

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

All proposals by stockholders intended to be presented at the next Annual Meeting of Stockholders (1995) must be received by the Corporation by December 2, 1994, in order to be included in the Corporations proxy statement and form of proxy for the 1995 Annual Meeting.

OTHER MATTERS AND SOLICITATION OF PROXIES

The Board of Directors does not know of any matters other than those discussed herein which will be presented at the meeting. However, if any matters properly come before the meeting, the person or persons voting the enclosed proxy form intend to vote in accordance with their best judgment on any such matters.

In addition to the solicitation of proxies by use of the mails, the Company will utilize the services of some of its Executive Officers and regular employees (who will receive no compensation therefor in addition to their regular remuneration) to solicit proxies personally and by telephone and telefax from brokerage houses and other stockholders. The Company intends to request banks and brokers who hold shares in their names or in custody, or in the names of nominees for others, to forward copies of the proxy material to those persons for whom they hold such shares and to request authority for the execution of proxies. The Company will reimburse such banks and brokers for their out-of-pocket expenses incurred in connection therewith. The Company has also retained the firm of D. F. King & Co., Inc. to assist in obtaining proxies. That fee, in the amount of $10,000 plus reasonable expenses, as well as all other costs of soliciting proxies, will be borne by the Company.

By Order of the Board of Directors
 EUGENE B. BRADSHAW
 Secretary

Seneca Falls, New York
March 31, 1994

A copy of the Annual Report of the Company on Form 10-K for its most recent fiscal year, as filed with the Securities and Exchange Commission, will be furnished upon request and without charge to beneficial holders of the stock of the Company. Such request must set forth a good faith representation that, as of the record date for the Annual Meeting of Stockholders, the person making the request was a beneficial owner of securities entitled to vote at such meeting, and should be addressed to Mr. Eugene B. Bradshaw, Secretary, Goulds Pumps, Inc., 240 Fall Street, Seneca Falls, New York 13148.
EXHIBIT A
GOULDS PUMPS, INC.
1994 INCENTIVE PLAN TO INCREASE STOCKHOLDER VALUE

1. Establishment, Purpose, and Duration

(a) Establishment of the Plan

Goulds Pumps, Inc., a Delaware corporation (hereinafter referred to as the Company), hereby establishes an incentive compensation plan to be known as the Incentive Plan to Increase Stockholder Value (hereinafter referred to as the Plan), as set forth in this document. The Plan permits the grant of Nonstatutory Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Units, and Performance Shares.

The Effective Date of the Plan shall be the date the Plan is ratified by an affirmative vote of a majority of Shares represented at the meeting at which such vote is taken, and shall remain in effect as provided in Section 1(c) herein.

(b) Purpose of the Plan

The purpose of the Goulds Pumps, Inc. Incentive Plan to Increase Stockholder Value is to promote the success of the Company and advance its value by linking the personal interests of Participants with those of Company stockholders, and by providing Participants with an incentive for outstanding performance.

(c) Duration of the Plan

The Plan was adopted by the Board on February 18, 1994, to be effective upon the date it is approved by the stockholders of the Company. The Plan shall remain in effect, subject to the right of the Board of Directors to terminate the Plan pursuant to Section 13 herein, until all Shares subject to it shall have been purchased or acquired according to the Plans provisions. However, in no event may an Award be granted under the Plan on or after May 3, 2004.

2. Definitions

Certain capitalized terms used in the Plan have the meanings set forth in Section 2.

(a) Award or Awards means a grant of a Stock Option, Restricted
Stock, Stock Appreciation
Rights, Tandem Stock Appreciation Rights, Freestanding Stock
Appreciation Rights, Performance
Units, or Performance Shares under the Plan.




(b) Award Agreement means an agreement entered into by each Participant and the Company, setting forth the terms and provisions applicable to Awards granted to Participants under this Plan.

(c) Beneficial Owner shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

(d) Board means the Board of Directors of the Company.

(e) Cause means fraud, misappropriation or intentional material damage to the property or business of the Company or commission of a felony. Cause shall be determined in good faith by the Committee.

(f) Code means the Internal Revenue Code of 1986, as amended.

(g) Committee means the committee appointed by the Board to administer the Plan as provided in Section 3.

(h) Common Stock means the $1.00 par value common stock of the Company or any security of the Company identified by the Committee as having been issued in substitution, exchange or lieu thereof.

(i) Company means Goulds Pumps, Inc., or any successor company.

(j) Disability means that because of an injury or sickness having a duration of over one hundred and eighty (180) consecutive calendar days the Participant is unable to perform any occupation for which the Participant is qualified or may reasonably become qualified by reason of education, training or experience, whether or not a job involving such occupation is available within the Company. Final determination of disability status as applied to each case is at the sole discretion of the Committee.

(k) Employee means any individual who is an Employee on the payroll of the Company or any Subsidiary with the exception of employees covered by a collectively bargained agreement.

(l) Exchange Act means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute.

(m) Fair Market Value of a Share as of a specified date means the price per share at which Shares were traded at the close of business on such date as reported in the NASDAQ composite transactions or, if no trading of Common Stock is reported for that day, the next preceding day on which trading was reported.

(n) Freestanding SAR shall mean an Award granted under Section 8 of the Plan that is granted independently of any Options.


(o) Incentive Stock Option means any Stock Option granted pursuant to the Plan that is intended to be and is specifically designated as an Incentive Stock Option within the meaning of
Section 422 of the Code.

(p) Insider shall mean an Employee who is, on the relevant date, an executive officer, director, or ten percent (10%) beneficial owner of the Company, as defined under Section 16 of the Exchange
Act.

(q) Nonstatutory Stock Option means any Stock Option granted pursuant to the provisions of the Plan that is not an Incentive
Stock Option.

(r) Optionee means an Employee who has received the grant of a Stock Option.

(s) Participant means an Employee who is granted an Award under the Plan.

(t) Performance Share means an Award granted to an Employee, as described in Section 9 herein.

(u) Performance Unit means an Award granted to an Employee, as described in Section 9 herein.

(v) Plan means the Goulds Pumps, Inc. 1994 Incentive Plan to
Increase Stockholder Value, as amended from time to time.

(w) Restricted Stock Award means an Award granted pursuant to the provisions of Section 7 of the Plan. Restricted Stock means Shares granted pursuant to Section 7 of the Plan. Restricted Stock Agreement means the agreement between the Company and the recipient of Restricted Stock that contains the terms, conditions and restrictions pertaining to such Restricted Stock.

(x) Retirement shall have the meaning ascribed to such term in the tax qualified retirement plans of the Company and/or the Supplemental Executive Pension Plan.

(y) Rules means regulations and rules adopted from time to time by the Committee.

(z) Share means one share of Common Stock, adjusted in accordance with Section 10 (if applicable).

(aa) Stock Appreciation Right or SAR means an Award, granted alone or in connection with a related Option pursuant to the terms of Section 8 herein.

(ab) Stock Option or Option means the right to purchase Shares of Common Stock at a set price and may include Incentive Stock Options or Nonstatutory Stock Options granted pursuant to Section 6 of the Plan. Stock Option Agreement means the agreement between the Company and the Optionee that contains the terms and conditions pertaining to a Stock Option.

(ac) Subsidiary means any company or entity in which the Company directly or indirectly controls fifty percent (50%) or more of the total voting power of all classes of its stock having voting power and which the Committee has designated as a Subsidiary for purposes of the Plan.

(ad) Tandem SAR means an SAR that is granted in connection with a related Option, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).

(ae) Window Period means the period beginning on the third business day following the date of public release of the Company's quarterly sales and earnings information, and ending on the twelfth business day following such date.

In addition, the terms Rule 16b-3 and Restriction Period have the meanings set forth below in Sections 3(a) and 7(b) respectively.

3. Administration

(a) Composition of the Committee

The Plan shall be administered by a Committee appointed by the Board, consisting of not less than a sufficient number of disinterested members of the Board so as to qualify the Committee to administer the Plan as contemplated by Rule 16b-3 promulgated by the Securities and Exchange Commission pursuant to the Exchange Act, or any successor or replacement rule adopted by the Commission (Rule 16b-3). The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, shall be filled by the Board. The Board shall appoint one of the members of the Committee as Chairman. The term disinterested members of the Board shall be interpreted pursuant to Rule 16b-3. Initially, the Compensation Committee of the Board shall serve as the Committee. The Board may at any time replace the Compensation Committee with another Committee. In the event that the Compensation Committee shall cease to satisfy the requirements of Rule 16b-3, the Board shall appoint another Committee that shall satisfy such requirements.

(b) Actions by the Committee

The Committee shall hold meetings at such times and places as it may determine. Acts approved by a majority of the members of the Committee present at a meeting at which a quorum is present, or acts reduced to or approved in writing by the members of the Committee, shall be the valid acts of the Committee.

(c) Powers of the Committee

The Committee shall have the authority to administer the Plan in its sole discretion. To this end, the Committee is authorized to construe and interpret the Plan, to promulgate, amend and rescind Rules relating to the implementation of the Plan and to make all other determinations necessary or advisable for the administration of the Plan, including the selection of Employees who shall be granted Awards, the number of Shares or Performance Units/Shares to be subject to each Award, the Award price, if any, the vesting or duration of Awards, the designation of Stock Options as Incentive Stock Options or Nonstatutory Stock Options, and other terms and conditions of Awards. Subject to the requirements of applicable law, the Committee may designate persons other than members of the Committee to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate, except that the Committee may not delegate its authority with regard to the selection for participation of or the granting of Awards to persons subject to
Section 16 of the Exchange Act. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration or application of the Plan shall be final, conclusive and binding upon all persons participating in the Plan and any person validly claiming under or through persons participating in the Plan.

(d) Liability of Committee Members

No member of the Board or the Committee will be liable for any action or determination made in good faith by the Board or the Committee with respect to the Plan or any Award under it.

4. Shares Subject to the Plan

(a) Shares Subject to the Plan

Subject to adjustment as provided in Section 10, the aggregate number of Shares which shall be authorized for Awards granted by the Committee under this Plan shall not exceed one million (1,000,000) shares of Common Stock of the Company, which may be treasury Shares reacquired by the Company or authorized and unissued Shares or a combination of both. Shares which may be granted as Restricted Stock Awards may not exceed thirty percent (30%) of the total Share authorization under the Plan. Any Shares subject to an Award under this Plan which shall expire or be terminated for any reason shall be available for the granting of Awards in that, or any succeeding year during the term of this Plan, unless the Participant received a benefit of ownership pursuant to such Award (as defined by the Securities and Exchange Commission, pursuant to any rule or interpretation promulgated under Section 16 of the Exchange Act).

(b) Accounting for Numbers of Shares

The following rules will apply for purposes of the determination of the number of Shares available for grant under the Plan:

(i) While an Award is outstanding, it shall be counted against the authorized pool of Shares, regardless of its vested status.

(ii) The grant of an Option or Restricted Stock shall reduce the Shares available for grant under the Plan by the number of Shares subject to such Award.

(iii) The grant of a Tandem SAR shall reduce the number of Shares available for grant by the number of Shares subject to the related Option (i.e., there is no double counting of Options and their related Tandem SAR's).

(iv) The grant of a Freestanding SAR shall reduce the number of Shares available for grant by the number of Freestanding SAR's granted.

(v) The Committee shall in each case determine the appropriate number of Shares to deduct from the authorized pool in connection with the grant of Performance Units and/or Performance
Shares.

(vi) To the extent that an Award is settled in cash rather than in Shares, the authorized Share pool shall be credited with the appropriate number of Shares represented by the cash settlement of the Award, as determined at the sole discretion of the Committee (subject to limitation set forth in Section 4(b)(vii) herein).

(vii) Lapsed Awards.If any Award granted under this Plan is canceled, terminates, expires, or lapses for any reason (with the exception of the termination of a Tandem SAR upon exercise of the related Option, or the termination of a related Option upon exercise of the corresponding Tandem SAR), any Shares subject to such Award again shall be available for the grant of an Award under the Plan. However, in the event that prior to the Awards cancellation, termination, expiration, or lapse, the holder of the Award at any time received one or more benefits of ownership pursuant to such Award (as defined by the Securities and Exchange Commission, pursuant to any rule or interpretation promulgated under Section 16 of the Exchange Act), the Shares subject to such Award shall not be made available for regrant under the Plan.

(c) Source of Stock Issued Under the Plan
Common Stock issued under the Plan may be either authorized and unissued Shares or issued Shares that have been reacquired by the Company, as determined in the sole discretion of the Commit tee. No fractional Shares of Common Stock shall be issued under the Plan.

5. Persons Eligible for Awards

Persons eligible for Awards under the Plan shall consist of managerial and other key Employees (including officers, whether or not they are Directors) of the Company and its Subsidiaries who hold positions of significant responsibility or whose performance or potential contribution, in the judgment of the Committee, would benefit the future success of the Company. A Participant may receive more than one Award, including Awards of the same type subject to the restrictions of the Plan.

6. Stock Options

Stock Options granted under the Plan may be in the form of Incentive Stock Options or Nonstatutory Stock Options and shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee in its sole discretion shall deem desirable:

(a) Awards of Stock Options

Subject to the terms of the Plan, the Committee shall have complete authority in its sole discretion to determine the persons to whom and the time or times at which grants of Stock Options will be made. The terms of each Stock Option shall be set forth in a Stock Option Agreement, which shall contain such provisions not inconsistent with the terms of the Plan, including, without limitation, restrictions upon the exercise of the Stock Option or restrictions on the transferability of Shares issued upon the exercise of a Stock Option, as the Committee shall deem advisable in its sole discretion. Stock Options may be granted alone, in addition to or in tandem with other Awards under the Plan.

(b) Number of Shares

Each Stock Option shall state the number of Shares to which it pertains and shall provide for the adjustment thereof in accordance with the provisions of Sections 4 and 10. No fractional Shares will be issued pursuant to the exercise of a Stock Option.

The Committee shall have complete discretion in determining the number of Shares granted to each Participant and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such Stock Options; provided, however, that the maximum number of Shares which may be granted to any single Participant during any one (1) year of the Plan is three tenths of one percent (310 of 1%) of the total outstanding Shares.

(c) Exercise Price

Each Stock Option shall state the price per share, determined by the Committee in its sole discretion but which will be at least equal to the Fair Market Value of a Share on the date of grant, at which the Stock Option may be exercised.

(d) Method of Payment

A Stock Option may be exercised, in whole or in part, by giving written notice of exercise to the Company specifying the number of Shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price in cash or, if acceptable to the Committee in its sole discretion, and in accordance with its Rules, in Shares already owned by the Participant which have been held for at least six (6) months. Shares shall be issued to the Optionee upon payment in full either in cash or by an exchange of Shares of Common Stock of the Company previously owned by the Optionee for at least six (6) months prior to the date of exercise, or a combination of both, in an amount or having a combined value equal to the aggregate exercise price for the Shares subject to the Option or portion thereof being exercised. The value of the previously owned Shares of Common Stock exchanged in full or partial payment for the Shares purchased upon the exercise of an Option shall be equal to the aggregate Fair Market Value, as defined in Section 2, of such Shares on the date of the exercise of such Options. Payment may also be made in any other form approved by the Committee, consistent with applicable law, regulations and Rules.





(e) Term and Exercise of Stock Options; Nontransferability of
Stock Options

Each Stock Option shall state the time or times when it becomes exercisable, which shall be determined by the Committee in its sole discretion. No Stock Option shall be exercisable before six
(6) months have elapsed from the date it is granted (except in the case of death or Disability) and no Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date it is granted. During the lifetime of the Optionee, the Stock Option shall be exercisable only by the Optionee and shall not be assignable or transferable. In the event of the Optionees death, no Stock Option shall be transferable by the Optionee otherwise than by will or the laws of descent and distribution.

(f) Termination of Employment

Each Stock Option Agreement shall set forth the extent to which the Optionee shall have the right to exercise the Stock Option following termination of the Optionees employment with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee and shall be included in the Award Agreement entered into with Participants, and need not be uniform among all Stock Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment.

(g) Rights as a Stockholder

An Optionee or a transferee of an Optionee shall have no rights as a stockholder with respect to any Shares covered by his or her Stock Option until the date of the issuance of a stock certificate for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 10.

(h) Dividend Equivalents on Stock Options

Employees holding Options may be granted, at no additional cost, Dividend Equivalents based on the dividends declared on Shares on record dates during the period between the grant date of an Option and the date the Option is exercised, or an equivalent period, as determined by the Committee. Such Dividend Equivalents may be converted to additional Shares subject to the Option (Dividend Equivalent Shares), or cash, or both, by such formula and according to such terms and limitations as may be determined by the Committee.





If granted, Dividend Equivalents shall be computed as of each record date, with respect to: (i) the number of Shares subject to the Option; and (ii) the number of Dividend Equivalent Shares previously earned by the Employee which were not issued during the period immediately prior to the dividend record date.

7. Restricted Stock

Restricted Stock Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee in its sole discretion shall deem desirable.

(a) Restricted Stock Awards

Subject to the provisions of the Plan, the Committee shall have complete authority in its sole discretion to determine the persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of Shares of Restricted Stock to be awarded, the price (if any) to be paid by the recipient of Restricted Stock, the time or times within which such Awards may be subject to forfeiture, and all other terms and conditions of the Awards. The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee may determine, in its sole discretion. Restricted Stock Awards may be granted alone, in addition to or in tandem with other Awards under the Plan.

The Committee shall have complete discretion in determining the number of Shares of Restricted Stock granted to each Participant and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such Restricted Stock Awards; provided, however, that the maximum number of Shares of Restricted Stock which may be granted to any single Participant during any one (1) year of the Plan is three tenths of one percent (3/10 of 1%) of the total outstanding Shares.

The terms of each Restricted Stock Award shall be set forth in a Restricted Stock Agreement between the Company and the Employee, which Agreement shall contain such provisions as the Committee determines to be necessary or appropriate to carry out the intent of the Plan with respect to such Award. Each Participant receiving a Restricted Stock Award shall be issued a stock certificate in respect of such Shares of Restricted Stock. Such certificate shall be registered in the name of such Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award. The Committee shall require that stock certificates evidencing such Shares be held by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock Award, the Participant shall have delivered to the Company a stock power, endorsed in blank, relating to the stock covered by such Award.

(b) Restrictions and Conditions

The Shares of Restricted Stock awarded pursuant to this Section 7 shall be subject to the following terms, conditions, and restrictions:

(i) The terms, conditions and restrictions of Restricted Shares must include continued employment with the Company for at least six (6) months except in the case of death or Disability, and may include other conditions and/or restrictions, such as the attainment of certain performance objectives. The period of time commencing with the date of such Award and ending on the date on which all Shares of Restricted Stock in such Award either vest or are forfeited shall be known as the Restriction Period. With respect to the Restricted Stock during the Restriction Period the Committee, in its sole discretion, may provide for the lapse of any such term, condition or restriction in installments and may accelerate or waive such term, condition or restriction in whole or in part, based on service, performance and/or such other factors or criteria as the Committee may determine in its sole discretion. During the Restriction Period, the Participant shall not be permitted to sell, transfer, pledge, assign or encumber Shares of Restricted Stock awarded under the Plan.

(ii) Except as provided in this paragraph (ii) and paragraph (i) above, the Participant shall have, with respect to the Shares of Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the Shares and the right to receive any cash or stock dividends. The Committee, in its sole discretion, as determined at the time of Award, may provide that the payment of cash dividends shall or may be deferred. Any deferred cash dividends may be reinvested as the Committee shall determine in its sole discretion, including reinvestment in additional Shares of Restricted Stock. Stock dividends issued with respect to Restricted Stock shall be Restricted Stock and will be subject to the same terms, conditions and restrictions that apply to the shares with respect to which such dividends are issued.

(iii) If and when the Restriction Period applicable to Shares of Restricted Stock expires without a prior forfeiture of the Restricted Stock, certificates for an appropriate number of unrestricted Shares shall be delivered promptly to the Participant, and the certificates for the Shares of Restricted Stock shall be canceled.

(c) Income Tax Matters

For each Restricted Stock Award, the Employee may make a timely election, under Section 83(b) of the Internal Revenue Code of 1986, as amended (the Code), to immediately recognize ordinary income equal to the total Fair Market Value of all of the Award Shares on the date of grant of the Award. Each Employee shall deliver to the Company a copy of the document filed with the Internal Revenue Service showing that he or she made such election.

8. Stock Appreciation Rights

(a) Grant of Stock Appreciation Rights (SAR's)

Subject to the terms and conditions of the Plan, an SAR may be granted to an Employee at any time and from time to time as shall be determined by the Committee. The Committee may grant
Freestanding SAR's, Tandem SAR's, or any combination of these forms of SAR's.

The Committee shall have complete discretion in determining the number of SAR's granted to each Participant and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SAR's; provided, however, that the maximum number of SAR's which may be granted to any single Participant during any one (1) year of the Plan is three tenths of one percent (3/10 of 1%) of the total outstanding Shares.

The grant price of a Freestanding SAR shall equal the Fair Market Value of a Share on the date of grant of the SAR. The grant price of Tandem SAR's shall equal the Option Price of the related Option. In no event shall any SAR granted hereunder become exercisable within the first six (6) months of its grant.

(b) Exercise of Tandem SAR's

Tandem SAR's may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable. Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an Incentive Stock Option:

(i) the Tandem SAR will expire no later than the expiration of the underlying Incentive Stock Option;

(ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying Incentive Stock Option and the Fair Market Value of the Shares subject to the underlying Incentive Stock Option at the time the Tandem SAR is exercised; and

(iii) the Tandem SAR may be exercised only when the Fair Market
Value of the Shares subject to the Incentive Stock Option exceeds the Option Price of the Incentive Stock Option.


(c) Exercise of Freestanding SAR's

Freestanding SAR's may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them.

(d) SAR Agreement

Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Committee shall determine.

(e) Term of SAR's

The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that such term shall not exceed ten (10) years.

(f) Payment of SAR Amount

Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

   (i) The difference between the Fair Market Value of a Share on the date of exercise over the grant price; by

   (ii) The number of Shares with respect to which the SAR is exercised.

At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

(g) Rule 16b-3 Requirements

Notwithstanding any other provision of the Plan, the Committee may impose such conditions on exercise of an SAR (including, without limitation, the right of the Committee to limit the time of exercise to specified periods) as may be required to satisfy the requirements of Section 16 (or any successor rule) of the Exchange Act.

For example, if the Participant is an Insider, the ability of the Participant to exercise SAR's for cash will be limited to Window Periods. However, if the Committee determines that the Participant is not an Insider, or if the securities laws change to permit greater freedom of exercise of SAR's, then the Committee may permit exercise at any point in time, to the extent the SAR's are otherwise exercisable under the Plan.




(h) Termination of Employment

Each SAR Award Agreement shall set forth the rights of the Participant following termination of the Participants employment with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee and shall be included in the Award Agreement entered into with Participants, and need not be uniform among all SAR's issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment.

(i) Nontransferability of SAR's

No SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all SAR's granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

9. Performance Units and Performance Shares

(a) Grant of Performance Units/Shares

Subject to the terms of the Plan, Performance Units and Performance Shares may be granted to eligible Employees at any time and from time to time, as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

(b) Value of Performance Units/Shares

Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units/Shares that will be paid out to the Participants. The time period during which the performance goals must be met shall be called a Performance Period. Performance Periods shall, in all cases, exceed six (6) months in length.

(c) Earning of Performance Units/Shares

After the applicable Performance Period has ended, the holder of Performance Units/Shares shall be entitled to receive payout on the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.



(d) Form and Timing of Payment of Performance Units/Shares Payment of earned Performance Units/Shares shall be made in a single lump sum, within forty-five (45) calendar days following the close of the applicable Performance Period. The Committee, in its sole discretion, may pay earned Performance Units/Shares in the form of cash or in Shares (or in a combination thereof), which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period.

Participants may elect to defer the receipt of Performance
Unit/Share payout upon such terms as
the Committee deems appropriate.

(e) Termination of Employment Due to Death, Disability,
Retirement, or Involuntary Termination Without Cause

In the event the employment of a Participant is terminated by reason of death, Disability, Retirement, or involuntary termination without Cause during a Performance Period, the Participant shall receive a prorated payout of the Performance Units/Shares. The prorated payout shall be determined by the Committee, in its sole discretion, and shall be based upon the length of time that the Participant held the Performance Units/Shares during the Performance Period, and shall further be adjusted based on the achievement of the preestablished performance goals.

Payment of earned Performance Units/Shares shall be made at the same time payments are made to Participants who did not terminate employment during the applicable Performance Period.

(f) Termination of Employment for Other Reasons

In the event that a Participants employment terminates for any reason other than those reasons set forth in Section 9 (e) herein, all Performance Units/Shares shall be forfeited by the Participant to the Company.

(g) Nontransferability

Performance Units/Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further a Participants rights under the Plan shall be exercisable during the Participants lifetime only by the Participant or the Participants legal representative.

10. Recapitalization

In the event of any change in capitalization of the Company, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368), or any partial or complete liquidation of the Company, such adjustment shall be made in the number and class of Shares which may be delivered under the Plan, and in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be a whole number.

11. Change of Control

(a) Qualifying Event

The occurrence of a Change in Control of the Company, as that term is defined herein, shall constitute a Qualifying Event for purposes of the Plan. A Change in Control of the Company shall mean a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the Exchange Act), whether or not the Company is then subject to such reporting requirement; provided, that, without limitation, such a change in control shall be deemed to have occurred if:

(i) the Company shall cease to be a publicly owned corporation having at least 1,000 stock holders; or

(ii) any person (as defined in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the Beneficial Owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty percent (20%) or more of the combined voting power of the Company's then outstanding securities; or

(iii) during any period of two (2) consecutive years (not including any period prior to the adoption of this Plan) there shall cease to be a majority of the Board comprised as follows: individuals who at the beginning of such period constitute the Board and any new Director(s) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (23) of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was previously so approved; or

(iv) the Committee determines that the sale of all or substantially all of the Company's assets, a merger or other business combination, a liquidation, or any combination of the foregoing constitutes a Change of Control for purposes of this Plan.


(b) Acceleration of Vesting

Notwithstanding any other provisions of this Plan and the terms of each Award agreement, upon the occurrence of any Qualifying Event all Awards granted under the Plan, then unexercised and unexpired, shall be immediately vested, all restrictions on Restricted Stock shall lapse, and in the case of Performance Units and Performance Shares the payout shall be the greater of targeted payout or based on actual performance projected to the end of the Performance Period.

12. Securities Law Requirements

No Shares shall be issued and no Stock Options or SAR's shall become exercisable pursuant to the Plan unless and until the Company has determined that: (i) it and the Participant have taken all actions required to register the Shares under the Securities Act of 1933 or perfect an exemption from the registration requirements thereof; (ii) any applicable listing requirement of any stock exchange on which the Common Stock is listed has been satisfied; and (iii) any other applicable provision of state or Federal law has been satisfied.

13.Amendments of the Plan and Awards

(a) Plan Amendments

The Board may, insofar as permitted by law, from time to time, suspend or discontinue the Plan or revise or amend it in any respect whatsoever. However, unless the Board specifically otherwise provides, any revision or amendment that would cause the Plan to fail to comply with Rule 16b-3 or any other requirement of applicable law or regulation if such amendment were not approved by the holders of the Common Stock of the Company shall not be effective unless and until the approval of the holders of Common Stock of the Company is obtained.

(b) Rights of Participants

No amendment, suspension or termination of the Plan nor any amendment, cancellation or modification of any Award outstanding under it that would adversely affect the right of any Participant in an Award previously granted under the Plan will be effective without the written consent of the affected Participant.

14.General Provisions

(a) Application of Funds

The proceeds received by the Company from the sale of Common
Stock pursuant to the exercise of a Stock Option or the grant of Restricted Stock will be used for general Company purposes.


(b) Employment Rights

Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain employed by the Company or a Subsidiary. The Company and its Subsidiaries reserve the right to terminate the employment of any Employee at any time and for any reason.

(c) Stockholders Rights

A Participant shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Shares covered by his or her Award prior to the issuance of a stock certificate for such Shares except as provided herein with respect to Restricted Stock. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date when such certificate is issued.

(d) Creditors Rights

A holder of a Performance Share, Performance Unit, or SAR Award shall have no rights other than those of a general creditor of the Company. Performance Share, Performance Unit, or SAR Awards shall represent unfunded and unsecured obligations of the Company, subject to the terms and conditions of the applicable Performance Share, Performance Unit, or SAR Award Agreements. Notwithstanding the foregoing, the Committee is authorized to arrange for the creation of one or more trusts to fund payments of Performance Share, Performance Unit, or SAR Awards payable or to become payable under the Plan. In such case the rights of affected Participants shall be determined with reference to the terms of the applicable trust agreement pursuant to which the trust was created.

(e) No Obligation to Exercise Stock Option

The granting of a Stock Option shall impose no obligation upon the Optionee to exercise such Stock Option.

(f) Deferral Elections

The Committee may permit a Participant to elect to defer his or her receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of an exercise, the satisfaction of any requirements or goals or lapse of restrictions of an Award made under the Plan. If any such election is permitted, the Committee shall establish Rules and procedures for such payment deferrals, including the possible (i) payment or crediting of reasonable interest on such deferred amounts credited in cash and (ii) payment or crediting Dividend Equivalents in respect of deferrals credited in units of Common Stock.


(g) Withholding Taxes

   (i) General   To the extent required by applicable law, the
recipient of any payment or distribution under the Plan shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise by reason of such payment or distribution. The Company shall not be required to make such payment or distribution until such obligations are satisfied. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company an amount sufficient to satisfy Federal, state, local and foreign taxes (including the Participants FICA obligation) required by law to be withheld with respect to any taxable event arising or as a result of this Plan.

   (ii) Stock Withholding   With respect to withholding required
upon the exercise of Options, SAR's, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All elections shall be irrevocable, made in writing, signed by the Participant, and elections by Insiders shall additionally comply with the applicable requirement set forth as follows in this Section 14(g)(ii)(a) and (b).

(a) Awards Having Exercise Timing Within Participants Discretion.
The Insider must either:

   (i) Deliver written notice of the stock withholding election to the Committee at least six (6) months prior to the date specified by the Insider on which the exercise of the Award is to occur; or

   (ii) Make the stock withholding election in connection with an exercise of an Award which occurs during a Window Period.

(b) Awards Having a Fixed Exercise/Payout Schedule Which is
Outside Insiders Control.  The Insider must either:

   (i) Deliver written notice of the stock withholding election to the Committee at least six (6) months prior to the date on which the taxable event (e.g., exercise or payout) relating to the Award is scheduled to occur; or

   (ii) Make the stock withholding election during a Window Period which occurs prior to the scheduled taxable event relating to the Award (for this purpose, an election may be made prior to such a Window Period, provided that it becomes effective during a Window Period occurring prior to the applicable taxable event).


(h) Other Company Benefit and Compensation Programs

Payments and other benefits received by a Participant under the Plan shall not be deemed a part of a Participants regular, recurring compensation for purposes of the termination indemnity or severance pay law of any country, state or political subdivision thereof and shall not be included in, nor have any effect on, the determination of benefits under any other Employee benefit plan or similar arrangement provided by the Company or a Subsidiary unless expressly so provided by such other plan or arrangement, or except where the Committee expressly determines that inclusion of an Award or portion of an Award is necessary to accurately reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive annual cash compensation. Awards under the Plan may be in combination with or in tandem with, or as alternatives to, grants, Awards or payments under any Company or Subsidiary plans. The Plan notwithstanding, the Company or any Subsidiary may adopt such other compensation programs and additional compensation arrangements as it deems necessary to attract, retain and reward Employees for their service with the Company and its Subsidiaries.

(i) Costs of the Plan

The costs and expenses of administering the Plan shall be borne by the Company.

(j) Participants Beneficiary

The Rules may provide that in the case of an Award that is not forfeitable by its terms upon death of the Participant, the Participant may designate a beneficiary with respect to such Award in the event of death of a Participant. If such beneficiary is the executor or administrator of the estate of the Participant, any rights with respect to such Award may be transferred to the person or persons or entity (including a trust) entitled thereto by bequest of or inheritance from the holder of such Award.

(k) Awards in Foreign Countries

The Committee shall have the authority to adopt such modifications, procedures and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Subsidiaries may operate to assure the viability of the benefits of Awards made to Participants employed in such countries and to meet the intent of the Plan.





(l) Severability

The provisions of the Plan shall be deemed severable and the validity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

(m) Binding Effect of Plan

The Plan shall be binding upon and shall inure to the benefit of the Company, its successors and assigns and the Company shall require any successor or assign to expressly assume and agree to perform the Plan in the same manner and to the same extent that the Company would be required to perform it if no such succession or assignment had taken place. The term the Company as used herein shall include such successors and assigns. The term successors and assigns as used herein shall mean a corporation or other entity acquiring all or substantially all the assets and business of the Company (including the Plan) whether by operation of law or otherwise.

(n) No Waiver of Breach

No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of the Plan to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions of conditions at the same or at any prior or subsequent time.

15. Approval of Stockholders

Adoption of the Plan shall be subject to approval by affirmative vote of a majority of the Shares represented at the meeting at which such vote is taken in accordance with applicable law.

EXHIBIT B
GOULDS PUMPS, INC.
1994 INCENTIVE PLAN
FOR NON-EMPLOYEE DIRECTORS

1. Purpose

The purpose of the 1994 Incentive Plan for Non-Employee Directors (the Plan) of Goulds Pumps, Inc. (the Company) is to increase the ownership interest in the Company of non-employee Directors whose services are considered essential to the Company's continued progress and to provide a further incentive to serve as a Director of the Company.

2. Administration

The Plan shall be administered by a committee (the Committee) appointed by the Board, consisting of not less than a sufficient number of disinterested members of the Board so as to qualify the Committee to administer the Plan as contemplated by Rule 16b-3 promulgated by the Securities and Exchange Commission pursuant to the Exchange Act, or any successor or replacement rule adopted by the Commission (Rule 16b-3). Subject to the provisions of the Plan, the Committee shall be authorized to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, and to make all other determinations necessary or advisable for the administration of the Plan; provided, however, that the Committee shall have no discretion with respect to the eligibility or selection of Directors to receive options under the Plan, the number of shares of stock subject to any such options of the Plan, or the purchase price thereunder, the vesting period, or the timing of option grants, and provided further that the Committee shall not have the authority to take any action which would result in the loss of eligibility of awards granted under the Plan for the formula based exemption under Rule 16b-3(c)(ii)(A) of the Securities Exchange Act of 1934. The determination of the Committee in the administration of the Plan, as described herein, shall be final and conclusive and binding upon all persons including, without limitation, the Company, its Stockholders and persons granted options under the Plan. The secretary of the Company shall be authorized to implement the Plan in accordance with its terms and to take such actions of a ministerial nature as shall be necessary to effectuate the intent and purposes thereof.

3. Participation in the Plan

All Directors of the Company who are not employees of the Company or any affiliate of the Company (Non-Employee Directors) shall participate in the Plan.

4. Shares Subject to the Plan

Subject to adjustment as provided in Section 7, an aggregate of one hundred seventy-five thousand (175,000) shares of Company Common Stock (Stock) shall be available for issuance upon the exercise of options granted under the Plan. The shares of Stock deliverable upon the exercise of options may be made available from authorized but unissued shares or shares reacquired by the Company, including shares purchased in the open market or in private transactions. If any option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the shares subject to, but not delivered under, such option shall again become available for the grant of other options under the Plan. However, in the event that prior to the option grants termination, expiration, or lapse, the holder of the option grant at any time received one or more benefits of ownership pursuant to such grant (as defined by the Securities and Exchange Commission, pursuant to any rule or interpretation promulgated under Section 16 of the Exchange Act), the shares subject to such grant shall not be made available for regrant under the Plan. No shares deliverable to the Company in full or partial payment of the purchase price payable pursuant to paragraph F of Section 6 shall become available for the grant of other options under the Plan.

5. Non-Statutory Stock Options

All options granted under the Plan shall be non-statutory options not intended to qualify under Section 422 of the Internal Revenue
Code of 1986, as amended.

6. Terms, Conditions, and Form of Options

Each option granted under this Plan shall be evidenced by a written agreement in such form as the Committee shall from time-to-time approve, which agreements shall comply with and be subject to the following terms and conditions:

A. Option Grant Dates

During the time period beginning May 4, 1994 and ending the later of the 2003 Annual Meeting of Stockholders or May 3, 2003, and subject to the limitation on the number of shares subject to the Plan, on the first stock trading day following each annual meeting of the Company's Stockholders, each Non-Employee Director shall be granted an option to purchase one thousand five hundred (1,500) shares, effective as of each such day following the annual Stockholders meeting. The first grant shall be made on the first such trading day immediately following approval of the Plan by the Stockholders at the 1994 Annual Meeting of Stockholders (the 1994 Grant).

B. Purchase Price

The purchase price per share of Stock for which each option is exercisable shall be one hundred percent (100%) of the fair market value per share of Stock on the date the option is granted, which shall be the closing per-share price of the Stock based upon its consolidated trading as generally reported for NASDAQ listed stocks.

C. Exercisability and Term of Options

Each option granted under the Plan will become exercisable in total one (1) year after the date of grant of the option. Each option granted under the Plan shall expire ten (10) years from the date of the grant, and shall be subject to earlier termination as hereinafter provided.

D. Termination of Service

In the event of the termination of service by the holder of any option for reasons other than those set forth in paragraph E. hereof, the then outstanding options of such holder may be exercised within three (3) months after such termination only to the extent that they were exercisable on the date of such termination, or on their stated expiration date, whichever occurs first.

E. Retirement, Disability or Death

In the event of termination of service by Reason of Retirement (as defined in this Section E) or the total and permanent disability of the holder of any option, each of the then outstanding options of such holder will mature immediately and become exercisable in accordance with paragraph C. above and the holder may exercise the options at any time within three (3) years after such retirement or disability but in no event after the expiration date of the term of the option. For purposes of this Plan, the term by Reason of Retirement shall mean mandatory retirement pursuant to Board policy. In the event of the death of the holder of any option, each of the then outstanding options of such holder will immediately mature in full and become exercisable by the holders legal representative at any time within a period of one (1) year after death, but in no event after the expiration date of the term of the option. However, if the holder dies following termination of service on the Board by reason of retirement or total and permanent disability, such options shall only be exercisable for one (1) year after the holders death or three (3) years after retirement or termination for total and permanent disability, whichever is longer, or until the expiration date of the term of the option, if earlier. For purposes of this Plan, the term total and permanent disability shall mean the inability to perform usual Board of Director duties for the Company due to a medical condition that is expected to last for one (1) year or more as certified by a statement by a qualified outside physician; provided that no such determination shall be made if the determination may cause the Plan to fail to comply with the formula award exception for grants of options to Directors, as set forth in Rule 16b-3(c)(ii)(A) of the Exchange Act.

F. Payment

Options may be exercised only upon written notice of exercise and payment to the Company in full of the purchase price of the shares to be delivered. Such payment shall be made in cash or in Stock which has been held for six (6) months, or in a combination of cash and Stock which has been held for six (6) months. The sum of the cash and the fair market value of such Stock shall be at least equal to the aggregate purchase price of the share to be delivered.

7. Adjustment Upon Changes in Stock

If there shall be any change in the Stock subject to the Plan or to any option granted thereunder through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, exchange of stock or other change in the corporate structure of the Company, appropriate adjustments shall be made in the aggregate number and kind of shares or other securities or property subject to the Plan, and the number and kind of shares or other securities or property subject to outstanding and to subsequent option grants and in the purchase price of outstanding options to reflect such changes; provided that no such adjustment shall be made if the adjustment may cause the Plan to fail to comply with the formula award exception for grants of options to Directors, as set forth in Rule 16b-3(c)(ii)(A) of the Exchange Act.

8. Options Non-Assignable and Non-Transferable

Each option and all rights thereunder shall be non-assignable and non-transferable other than by will or the laws of descent and distribution or pursuant to the requirements of a Qualified Domestic Relations Order and shall be exercisable during the holders lifetime only by the holder or the holders guardian or legal representative.

9. Limitation of Rights

A. No Right to Continue as a Director

Neither the Plan, nor the granting of an option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Director has a right to continue as a Director for any period of time, or at any particular rate of compensation.

B. No Stockholders Rights for Options

An optionee shall have no rights as a Stockholder with respect to the shares covered by options granted hereunder until the date of the issuance of a stock certificate therefore, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such certificate is issued.

10. Effective Date and Duration of Plan

The Plan shall become effective immediately following approval by the Stockholders at the May 4, 1994 Annual Meeting of Stockholders. The period during which option grants shall be made under the Plan shall terminate on the day following the later of the 2003 Annual Meeting of Stockholders or May 3, 2003 (unless the Plan is extended or terminated at an earlier date by Stockholders) but such termination shall not affect the terms of any then outstanding options.

11. Notice

Any written notice to the Company required by any of the provisions of this Plan shall be addressed to the Secretary of the Company and shall become effective when it is received.


12. Use of Proceeds

Proceeds from the sale of Stock pursuant to options granted under the Plan shall constitute general funds of the Company.

13. Fractional Shares

No fractional shares of Stock shall be issued pursuant to options granted hereunder, but in lieu thereof, the cash value of such fraction shall be paid.

14. Change in Control

Notwithstanding the provisions of Section C herein, in the event of a Change of Control (as defined in the Goulds Pumps, Inc. 1994 Incentive Plan to Increase Stockholder Value excluding the qualifying event referenced in 11.(a)(iv)) during the term of one or more options, each such option which is outstanding as of the effective date of the Change of Control shall, effective as of the effective date of such Change of Control, become exercisable with respect to all unexercised Shares thereunder for the remainder of its term.

15. Successors

All obligations of the Company under the Plan, with respect to options granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

16. Amendment, Modification, and Termination

Subject to the terms set forth in this Section 16, the Board may terminate, amend, or modify the Plan at any time and from time to time; provided, however, that the provisions set forth in the Plan regarding the amount of securities to be awarded to Directors, the price of securities awarded to Directors, and the timing of grants of options to Directors, may not be amended more than once within any six (6) month period, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974 as amended from time to time, or the rules thereunder.

17. Governing Law

The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of New York.